UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 21, 2015
BBX Capital Corporation
(Exact name of registrant as specified in its charter)
Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 East Las Olas Blvd Suite 800 Ft. Lauderdale, Florida		33301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 954-940-4900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events

BBX Capital Corporation (“BBX Capital”) issued a press release on April 21, 2015 regarding contracts for the sale of two properties located in West Palm Beach, Florida in which BBX Capital owns interests.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated April 21, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2015

BBX Capital Corporation

                                                  By:/s/ Raymond  S. Lopez                                                                                              Raymond S. Lopez

                                                   Executive Vice President

                                             - Chief Financial Officer